Events after the balance sheet date	6 Months Ended
Jun. 30, 2026
Events after the balance sheet date
Events after the balance sheet date

27. Events after the balance sheet date

From July 1, 2026, to August 25, 2026, the Group sold 52,970,533 shares at an average price of CHF 0.043 (USD 0.053) for total gross proceeds of CHF 2.3 million (USD 2.8 million). Of these shares, 52,762,680 have been sold in a form of ADSs for total gross proceeds of USD 2.8 million (CHF 2.3 million) at an average price of USD 6.37 per ADS (equivalent to CHF 0.043 per share), through the At the Market (ATM) offering agreement with H.C Wainwright & CO. The number of outstanding shares amounts to 203,532,333 shares at the issuance date of these unaudited interim condensed consolidated financial statements excluding 8,437,843 treasury shares directly held by Addex Pharma SA and including 29,904,690 outstanding shares benefiting from our DSPPP considered as treasury shares under IFRS 2.

On September 2, 2026, the strike price of 29,904,690 shares acquired under our Deferred Strike Price Payment Plan (DSPPP) and the strike price of 6,971,992 options were reduced to CHF 0.026. This modification to the equity incentive plans increased the fair value by CHF 0.16 million, which will be recognized as share-based compensation expense in the third quarter of 2026.

On September 25, 2026, we announced that our partner, Indivior, terminated our license agreement, following their announced merger with Supernus Pharmaceuticals, returning to us the program including all related intellectual property